UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 10, 2017

Commission file number: 001-35653

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of	(IRS Employer
Incorporation or organization)	Identification No.)

8020 Park Lane, Suite 200

Dallas, TX 75231

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

The following information is furnished under Item 7.01, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 10, 2017, Sunoco LP (the “Partnership”) issued a press release announcing that the Partnership and Sunoco Finance Corp. had commenced consent solicitations (the “Consent Solicitations”) seeking consents from holders of their outstanding $800,000,000 aggregate principal amount of 6.250% Senior Notes due 2021 (the “2021 Notes”) and $800,000,000 aggregate principal amount of 6.375% Senior Notes due 2023 (the “2023 Notes” and, together with the 2021 Notes, the “Notes”) to amend the respective indentures governing the notes to, among other things, permit the consummation of the Partnership’s recently announced sale of company-operated retail fuel outlets to 7-Eleven, Inc. and the sale of the Partnership’s remaining company-operated retail assets located in the continental United States. The consents are being solicited from registered holders of the Notes as of the close of business on October 6, 2017 pursuant to a Consent Solicitation Statement dated October 10, 2017. The Consent Solicitations will expire at 5:00 p.m., New York City time, on October 18, 2017, unless extended.    A copy of the press release relating to the Consent Solicitations is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

Certain information regarding the Consent Solicitations is set forth in Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 10, 2017, announcing the Consent Solicitations.

99.2	Certain Information Regarding the Consent Solicitations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC, its General Partner

Date: October 10, 2017	By:	/s/ Thomas R. Miller
	Name:	Thomas R. Miller
	Title:	Chief Financial Officer